UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       August 7, 2001
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

On August 7, 2001, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's Names Kurt Hankins VP of Research and Development." The press release is attached below.



                                                           FOR IMMEDIATE RELEASE


Contact:
Media Relations:    Cathie Koch,
                    913-967-8974

Investor Relations: Carol DiRaimo,
                    913-967-4109

           Applebee's Names Kurt Hankins VP of Research & Development

Overland  Park,  Kan.,  August  7,  2001  --  Applebee's   International,   Inc.
(Nasdaq:APPB) announced today that Kurt Hankins will join the company later this month as Vice President of Research & Development.

Hankins has 21 years of industry experience, including 17 years of food development and culinary management experience in the casual dining segment. Over the last eleven years, he served in progressively more responsible food and beverage positions with Red Lobster and most recently was Vice President of Food & Beverage, their top culinary position. In addition, Hankins has franchising experience having served in a variety of food and beverage positions during his ten-year tenure with Chi-Chi's, Inc. Hankins will report to the company's recently appointed Chief Marketing Officer, John Cywinski.

"Kurt is an excellent addition to the Applebee's management team," said Lloyd Hill, Chairman and Chief Executive Officer. "His depth of experience in all aspects of food and menu development is a tremendous resource for this critical position. Kurt's strategic thinking, operations focus and menu creativity will be invaluable in continuing to execute on our core strategies of enhancing the food quality, menu appeal and brand positioning of the Applebee's concept."

John Cywinski said, "Kurt's balanced approach to meeting the needs of the guest as well as his keen operations sense and collaborative style will serve him well in his new position. I look forward to partnering with Kurt in the continued evolution of the Applebee's brand."

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,341 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's
International  can  be  found  at  the  company's  website  (www.applebees.com).


                                      # # #




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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    August 7, 2001                    By:  /s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer



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